UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/22/2006

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14837

DE	75-2756163
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

777 West Rosedale, Suite 300, Fort Worth, TX 76104
(Address of principal executive offices, including zip code)

817-665-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On February 22, 2006, we issued a press release reporting our financial results for the quarter and year ended December 31, 2005.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(c)    Exhibits.

       Exhibit No.         Description

             99.1                Press release dated February 22, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

Date: February 22, 2006	By:	/s/ Philip W. Cook
Philip W. Cook
Senior Vice President and CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated February 22, 2006.